UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026 (December 31, 2025)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on September 19, 2025, R. Steve Kinsey, chief financial officer of Flowers Foods, Inc. (the “Company”), notified the Company that he will retire from this position, effective as of December 31, 2025. On December 31, 2025, the Company entered into a consulting agreement with Mr. Kinsey (the “Consulting Agreement”) pursuant to which Mr. Kinsey will serve as a consultant to the Company and its subsidiaries following his retirement on December 31, 2025.

Pursuant to the Consulting Agreement, Mr. Kinsey will provide certain professional consulting services and advice to the Company commencing on January 1, 2026 and ending on February 28, 2026 or such later date as may be mutually agreed upon by the Company and Mr. Kinsey. In consideration of Mr. Kinsey’s performance of the consulting services, the Company will pay Mr. Kinsey a consulting fee at a rate of $50,000 per month in monthly installments in arrears. The Consulting Agreement may be terminated by either Mr. Kinsey or the Company upon 30 days’ written notice to the other party. Mr. Kinsey is also subject to certain confidentiality covenants under the Consulting Agreement.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified by reference to the full text of the Consulting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, dated December 31, 2025, by and between Flowers Foods, Inc., and R. Steve Kinsey.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

Date: January 6, 2026	By:	/s/ Stephanie B. Tillman
	Name:	Stephanie B. Tillman
	Title:	Chief Legal Counsel